UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  July 25, 2023

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	LTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 25, 2023, the Board of Directors of LTC Properties, Inc. elected Mr. David Gruber to the Board effective July 25, 2023. Mr. Gruber has been appointed to serve on the ESG Committee, Compensation Committee and Investment Committee.

In conjunction with his appointment to the Board, Mr. Gruber will be granted 3,000 restricted shares to vest over one year. Mr. Gruber will receive compensation for his service on the Board consistent with that received by LTC’s other non-employee directors as described in LTC’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2023. In addition, LTC will enter into an indemnity agreement with Mr. Gruber in the form of which LTC has entered into with each of its directors as incorporated by reference to Exhibit 10.1 to LTC's Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

Mr. Gruber has (i) no arrangements or understandings with any other person pursuant to which he was elected for the position described above and (ii) no family relationship with any director or other executive officer of LTC or any person nominated or chosen by LTC to become a director or executive officer. Mr. Gruber has had a 20-year career with KeyBanc Capital Markets (“KeyBanc”), and retired in December 2022, as a Managing Director, Head of Equity Capital Markets. Mr. Gruber’s primary responsibility at KeyCorp was managing the equity capital markets group. As such, KeyBanc Capital Markets received customary fees and commissions from LTC over a period of several years. Mr. Gruber has had no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K other than through his former employment by KeyBanc.

A copy of the press release announcing Mr. Gruber’s election to the Board is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. — Financial Statements and Exhibits

99.1	Press Release issued July 26, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: July 26, 2023	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Chairman & CEO